Exhibit 10.3

SECOND AMENDMENT AND ASSIGNMENT AND ASSUMPTION
OF
REAL ESTATE PURCHASE AGREEMENT

(ALVARADO PROPERTY)

THIS SECOND AMENDMENT AND ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AGREEMENT (this “Amendment and Assignment”) is made and entered into as of July 17, 2024 (the “Effective Date”), by and among Southland Holdings, LLC, Texas limited liability company (“Seller/Assignor”), Southland RE Properties, LLC, a Texas limited liability company (“Southland Assignee”), Reksuh Acquisition, LLC, a Nebraska limited liability company (“Reksuh Assignor”), and GCP Southland, LLC, a Nebraska limited liability company (“GCP Assignee”).

RECITALS:

WHEREAS, Reksuh Assignor (as Purchaser) and Seller/Assignor are parties to that certain Real Estate Purchase Agreement dated as of May 7, 2024, as amended by that certain First Amendment to Real Estate Purchase Agreement dated as of June 6, 2024 (collectively, the “Purchase Agreement”), with respect to that certain real property referred to in the Purchase Agreement as the Alvarado Property, all as more particularly described in the Purchase Agreement.

WHEREAS, the Purchase Agreement also includes real property located in Grapevine, Texas and Coraopolis, Pennsylvania which are owned by Seller/Assignor and an affiliate of Seller, respectively.

WHEREAS, the Purchase Agreement requires the allocation of the Purchase Price for each property prior to the expiration of the Due Diligence Period.

WHEREAS, Seller/Assignor desires to assign, transfer, sell and convey to Southland Assignee all of Seller/Assignor’s right, title, and interest in, to and under the Purchase Agreement.

WHEREAS, Southland Assignee desires to accept Seller/Assignor’s right, title, and interest in, to and under the Purchase Agreement.

WHEREAS, Reksuh Assignor desires to assign, transfer, sell and convey to GCP Assignee all of Reksuh Assignor’s right, title, and interest in, to and under the Purchase Agreement.

WHEREAS, GCP Assignee desires to accept Reksuh Assignor’s right, title, and interest in, to and under the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the terms, provisions, agreements, and covenants contained in this Amendment and Assignment, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto and intending to be legally bound hereby, the parties agree as follows:

1. Purchase Price Allocation. The parties agree that $9,118,625.00 of the total Purchase Price shall be allocated towards the Alvarado Property.

2. Southland Assignment. Seller/Assignor hereby assigns, transfers, sells and conveys to Southland Assignee all of Assignor’s right, title, and interest in, to and under the Purchase Agreement in the Alvarado Property. Southland Assignee hereby assumes all of Seller/Assignor’s duties and obligations under the Purchase Agreement.

3. GCP Assignment. Reksuh Assignor hereby assigns, transfers, sells and conveys to GCP Assignee all of Reksuh Assignor’s right, title, and interest in, to and under the Purchase Agreement in the Alvarado Property. GCP Assignee hereby assumes all of Reksuh Assignor’s duties and obligations under the Purchase Agreement.

4. Force and Effect. Except as modified and amended herein, all other terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. This Amendment and Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5. Counterparts; Exchange by Electronic Transmission. This Amendment and Assignment may be executed in multiple counterparts, and by electronic transmission, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment and Assignment to be duly executed as of the Effective Date.

SELLER/ASSIGNOR:

Southland Holdings, LLC,
a Texas limited liability company

By:
Its:

SOUTHLAND ASSIGNEE:

Southland RE Properties, LLC,
a Texas limited liability company

By:
Its:

REKSUH ASSIGNOR:

Reksuh Acquisition, LLC,
a Nebraska limited liability company

By:	Goldenrod Development, LLC,
a Nebraska limited liability company,
Sole Member

By:
Zachary A. Wiegert, Manager

GCP ASSIGNEE:

GCP Southland, LLC,
a Nebraska limited liability company

By:	Goldenrod Capital Advisors, LLC,
a Nebraska limited liability company,
Manager

By:
Zachary A. Wiegert, Manager

Alvarado – Second Amendment & Assignment

Signature Page

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